UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 19, 2020

KALLO, INC.

_________________________

(Exact Name of Registrant as Specified in Charter)

Nevada	000-53183	98-0542529
(State of Incorporation)	(Commission File No.)	(I.R.S. Employers Identification Number

255 Duncan Mill Road, Suite 504, Toronto, Canada M3B 3H9

(Address of Principal Executive Office)

Registrant's telephone number including area code: (416) 246-9997

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the exchange Act (17 CFR 240.13e-4(c)).

As used herein, the term “we,” “us,” “our,” and the “Company” refers to Kallo, Inc. a Nevada corporation.

MATTER OF FORWARD-LOOKING STATEMENTS

THIS FORM 8-K CONTAINS "FORWARD-LOOKING STATEMENTS" THAT CAN BE IDENTIFIED BY THE USE OF FORWARD-LOOKING WORDS SUCH AS "BELIEVES," "EXPECTS," "MAY," "WILL," "SHOULD," OR "ANTICIPATES," OR THE NEGATIVE OF THESE WORDS OR OTHER VARIATIONS OF THESE WORDS OR COMPARABLE WORDS, OR BY DISCUSSIONS OF PLANS OR STRATEGY THAT INVOLVE RISKS AND UNCERTAINTIES. MANAGEMENT WISHES TO CAUTION THE READER THAT THESE FORWARD-LOOKING STATEMENTS, INCLUDING, BUT NOT LIMITED TO, STATEMENTS REGARDING THE COMPANY’S MARKETING PLANS, GOALS, COMPETITIVE AND TECHNOLOGY TRENDS AND OTHER MATTERS THAT ARE NOT HISTORICAL FACTS ARE ONLY PREDICTIONS. NO ASSURANCES CAN BE GIVEN THAT SUCH PREDICTIONS WILL PROVE CORRECT OR THAT THE ANTICIPATED FUTURE RESULTS WILL BE ACHIEVED. ACTUAL EVENTS OR RESULTS MAY DIFFER MATERIALLY EITHER BECAUSE ONE OR MORE PREDICTIONS PROVE TO BE ERRONEOUS OR AS A RESULT OF OTHER RISKS FACING THE COMPANY. FORWARD-LOOKING STATEMENTS SHOULD BE READ IN LIGHT OF THE CAUTIONARY STATEMENTS. THE RISKS INCLUDE, BUT ARE NOT LIMITED TO, THE RISKS ASSOCIATED WITH AN EARLY-STAGE COMPANY THAT HAS ONLY A LIMITED HISTORY OF OPERATIONS, THE COMPARATIVELY LIMITED FINANCIAL AND MANAGERIAL RESOURCES OF THE COMPANY, THE CURRENT AND UNPREDECENTED GLOBAL COVID-19 VIRUS CONDITIONS THAT DIRECTLY AND ADVERSELY HAVE HAD A SERIOUS NEGATIVE IMPACT UPON THE COMPANY AND ITS PLANS AND WILL LIKELY CONTINUE TO HAVE THAT IMPACT FOR THE FORESEEABLE FUTURE, THE INTENSE COMPETITION THE COMPANY FACES FROM OTHER ESTABLISHED COMPETITORS, TECHNOLOGICAL CHANGES THAT MAY LIMIT THE ABILITY OF THE COMPANY TO MARKET AND SELL ITS PRODUCTS AND SERVICES OR ADVERSELY IMPACT THE PRICING OF OUR PRODUCTS AND SERVICES, AND MANAGEMENT THAT HAS ONLY LIMITED EXPERIENCE IN DEVELOPING SYSTEMS AND MANAGEMENT PRACTICES. ANY ONE OR MORE OF THESE OR OTHER RISKS COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THE FUTURE RESULTS INDICATED, EXPRESSED, OR IMPLIED IN SUCH FORWARD-LOOKING STATEMENTS. FURTHER, THERE CAN BE NO ASSURANCE THAT WE WILL ACHIEVE ANY OF THE OBJECTIVES OF ANY ONE OR MORE OF THE AGREEMENTS THAT WE ENTER INTO INVOLVING ANY DOMESTIC OR FOREIGN COMPANY. ANY FINANCIAL TRANSACTIONS WITH ANY FOREIGN COUNTRY INVOLVES SERIOUS AND CONSEQUENTIAL LEGAL RISKS AND UNCERTAINTIES OVER WHICH WE HAVE NO CONTROL. WE MAY DISCOVER THAT ONE OR MORE OF THE PARTIES TO ANY AGREEMENT THAT WE ENTER INTO (AND/OR THEIR SUB-CONTRACTORS), CLAIM THAT BECAUSE OF A FORCE MAJEURE, THEY HAVE NO OBLIGATION TO RENDER ANY PERFORMANCE UNDER ANY OR MORE OF THESE CONTRACTS. WE UNDERTAKE NO OBLIGATION TO UPDATE OR REVISE ANY FORWARD-LOOKING STATEMENT TO REFLECT EVENTS, CIRCUMSTANCES, OR NEW INFORMATION AFTER THE DATE OF THIS FORM 8-K OR TO REFLECT THE OCCURRENCE OF UNANTICIPATED OR OTHER SUBSEQUENT EVENTS.

Item 1.01 Entry into a Material Definitive Agreement.

On November 19, 2020 we received executed copies of the following contract documents for National Healthcare Projects from the Ministry of Health and the Ministry of Finance of the Kingdom of Eswatini (the latter commonly and historically referred to as Swaziland and hereinafter referenced as “Eswatini”) (the “Ministry”) as entered into between and among: the Ministries, Techno-Investment Module Limited, a corporation domiciled in the Republic of Belarus with offices in Minsk, Republic of Belarus (“TIM”) and Kallo, Inc. (the “Agreement”).

  National Healthcare Projects.
  Loan Agreement / Contract.

Under the terms of the Agreement, the Ministry are seeking to borrow the sum of 549,978,787 Euros from TIM and the funds are to be used primarily to fund that certain healthcare project to be undertaken by Kallo with the Ministry solely within Eswatini (the “Healthcare Project”).

As envisioned, we are to provide certain services to the Ministry of Health (“the Ministry”) subject to the terms and conditions set forth in the Agreement and TIM is to loan certain funds to the Ministries.

Under the terms of the Agreement:

  the Agreement is governed by and subject to the laws of the Kingdom of Eswatini;
  in the event of any dispute, all disputed matters are to be resolved through mandatory arbitration under the Rules of Arbitration of the International Chamber of Commerce which shall be conducted in London, England;
  all goods and services to be provided by Kallo are to be supplied in accordance with the Technical Proposal Ref# AF/ES/NOV-2020/TP-0010/1 and costs of all goods and services shall be as specified in the Financial Proposal; Ref# AF/ES/NOC-2020/FP-000101/ (both, collectively, as the Proposal Documents”);
  Kallo is solely responsible for the delivery to the Ministry, all goods that are to be provided under the Agreement;
  Kallo assumes all risk of loss for the delivery of all goods to the Ministry and all such goods are to be insured at Kallo’s sole expense and in a freely convertible currency;
  Kallo is solely responsible to complete tests and inspections of all goods to be delivered to the Ministry and do so without any cost or expense to the Ministry;
  The Ministry has the right to require that Kallo carry out any one or more additional tests that the Ministry may deem necessary to verify that the characteristics and performance of the goods delivered by Kallo comply with technical specifications at the expense of the Ministry as set forth in the Agreement;
  upon delivery of goods to the Ministry by Kallo, satisfactory completion of all tests and the approval and acceptance of the test results by the Ministry, the Ministry is to issue a “Notice of Acceptance”;
  the Ministry has the right to reject any goods provided by Kallo that fail to pass manufacturer’s prescribed tests and/or inspection or do not conform to the specifications set forth in the Agreement or in any referenced understandings;
  all goods and services provided by Kallo under the Agreement are warranted by Kallo to be suitable for the purposes set forth in the Agreement and are to conform to the specifications set forth therein.
  Notwithstanding any satisfactory test results, Kallo is not released from any of the warranties made by Kallo under the Agreement and all warranties continue for a period of twelve (12) months from and after completion of any “acceptance testing” by the Ministry;
  Kallo indemnifies and holds the Ministry harmless from and against any claims, suits, and actions asserting any violation of any applicable patent claims, copyright claims, and both;

  except for criminal negligence or willful misconduct, Kallo is not responsible, whether in contract, tort, or otherwise, for any indirect or consequential loss or damages suffered or incurred by the Ministry or other persons affiliated with the Ministry and the aggregate liability of Kallo shall not exceed the purchase price of the goods acquired from Kallo by the Ministry;
  in the event that Kallo fails to perform its obligations under the Agreement and such failure is the result of an event of a force majeure, Kallo shall not be liable with the term “force majeure” defined as an event or situation beyond the control of Kallo and which is not foreseeable, is unavoidable, and its origin is not due to the negligence or lack of care von the part of Kallo;
  the Ministry has the right, upon notice to Kallo, to make changes within the general scope of the Agreement and the same may result in a change to the contract price;
  in the event of any “change orders” the Agreement requires that Kallo and the Ministry incorporate such “change orders” into an amendment to the Agreement;
  the Agreement and the rights duties set forth therein are not assignable by either of the parties;
  all goods and services to be provided by Kallo to the Ministry are to be provided and delivered in accordance with accepted commercial standards as provided by the Agreement; and
  TIM is to provide and deliver the sum of 549,978,787 Euros in four (4) equal payments (the “Contract Payments”) as follows: (1) the first payment is expected to be made within ten (10) Banking days after completion of the “Finance Process”; (2) the second payment is expected to be made within five (5) Banking days from the delivery of the first payment; (3) the third payment is expected to be made within five (5) Banking days from the delivery of the second payment; and (4) the fourth payment is expected to be made within five (5) Banking days from the delivery of the third payment.

Further, the Ministry, TIM and Kallo have agreed that:

  Each of the Contract Payments is expected to be delivered to Kallo and Kallo will deliver 75,000,000 Euros of each payment to the Ministry’s National Food Security Program.

Overall, the Agreement and the transactions contemplated by the Agreement involve significant risks and uncertainties. In that respect and in other respects, we cannot assure you that any of the express written contractual understandings contained in the Agreement and any of the unwritten but implied understandings not recited in the Agreement and those that we may enter into will be successfully undertaken. We have no prior contractual experience working with the Republic of Eswatini or any persons at the Ministry except as set forth in the Agreement.

We also have no history or any track record of entering into any agreement, joint venture or other arrangement with any foreign government that has resulted or allowed us to generate revenues or, for that matter, any profits or positive cash flow from any such efforts. In that respect we clearly face many unknown and uncontrollable variables that we may discover will significantly and adversely impact us financially.

While we have long sought to implement our business plans by entering into agreements similar to that set forth in the Agreement, we have no track record and no experience of successfully undertaking any business venture anywhere involving any such business activities. As a result, we are facing all of the risks and uncertainties associated with starting a new business.

We are dependent upon any revenues that we may generate as a result of the Agreement and the goods and services that we contemplate providing the Ministry. There can be no assurance that we will, in fact, successfully generate any revenues as set forth in the Agreement or if we do, that the revenues that we generate will also result in us achieving and maintaining profitability and positive cash flow. We remain entirely dependent upon the outcome of the Agreement and we cannot guarantee that the Agreement will allow us to achieve our contractual expectations thereunder or otherwise that we can perform our obligations under the Agreement and do so on any basis that will allow us to achieve and sustain profits, positive cash flow, or both, if ever.

We anticipate that if circumstances allow and subject to our ability to implement the contemplated Agreement (and any further negotiations and understandings), we may have an opportunity to demonstrate our ability to provide certain healthcare services within Eswatini. However, we cannot assure you that we will achieve that or any other objective.

As we face these and other unknown risks, we anticipate that even if we are successful in these efforts, we will be required to complete other negotiations with certain critically important sub-contractors that we anticipate will likely be needed to allow us to perform our obligations under the Agreement.

There can be no assurance that we will not face additional challenges, delays and a multitude of risks and uncertainties as we proceed further in any of these matters.

We also face certain legal risks in that the Agreement is to be governed by the laws of Eswatini and not the laws of Ontario, Canada or the laws of any state within the United States. In that respect, we may discover that the laws and jurisprudence of Eswatini (the “Local Laws”) is uncertain and subject to uncertain and likely adverse political influence that may well preclude our ability to rely upon the Local Laws and to assume that we can rely upon traditional notions of justice associated with contracts that are subject to Ontario, Canada law or subject to the laws of state law in the United States. We are not likely able to limit or mitigate the risks of these uncertainties and as a result, these risks likely will increase over time. In that event our stockholders would likely lose all or substantially all of their investment.

We also face continuing political uncertainty in that while we believe that the political and institutional environment in Eswatini is stable, there can be no assurance that the environment may later become far less stable with the result that we face the loss of our entire investment together with significant and protracted losses resulting thereby. In that event we likely would face significant and protracted financial losses.

We are also aware that in today’s more uncertain COVID 19 environment, parties to a contract (and sub-contractors, vendors, and other necessary third parties) may assert that they find it more difficult to perform their obligations as provided by any oral or written contractual understanding and then assert, as a defense to their non-performance of their contractual obligations, that unforeseen circumstances prevent them from fulfilling their obligations to the other party to any oral or written agreement or understanding. This defense, known as the force majeure defense, is, in today’s environment, commonly asserted and we may encounter such an asserted defense from one or more direct or indirect contractual parties that are necessary to the implementation of the purposes of each and every oral or written agreement or understanding that we may have with any persons or entities that are or may be later directly or indirectly involved.

The force majeure defense, if successfully asserted, is commonly viewed as a complete defense. That is, it completely excuses the other party from performing its contractual obligations. In that sense, we face a clear risk that all of our efforts and our performance of our contractual obligations can easily result in our non-receipt of any performance by any counter party to any agreement or understanding that we may have with anyone, including, but not limited to, the agreement and understandings with the Ministry and with TIM or both of them and any other persons that may be sub-contractors to the Ministry or us in any of the tasks undertaken in connection with the Agreement.

We also face political risks in all of the undertakings involving the Agreement and all other oral and written agreements and understandings that we cannot mitigate or reduce in any meaningful way. These and the ever-present risks of serious and material foreign exchange losses are also significant. As a result, all of our efforts that we have taken in connection with the Agreement (and any agreement with necessary third parties, vendors, and suppliers) may not result in any financial benefits to us and we will incur further significant financial losses thereby with little or no prospect of recovering any sums that we have expended and later expend to achieve the goals as envisioned by the Agreement.

For these reasons and based on our current assessments, we cannot be certain that the purposes and goals set forth in the Agreement will be achieved and, in that context, we may incur significant additional financial losses as a result of these developments. (See “Risk Factors Related to the Agreement and Our Financial Condition” below.)

Item 7.01 Regulation FD Disclosure.

On November 19, 2020 we received executed copies of the following contract documents for National Healthcare Projects from the Ministry of Health and the Ministry of Finance of the Kingdom of Eswatini (the latter commonly and historically referred to as Swaziland and hereinafter referenced as “Eswatini”) (the “Ministries”) as entered into between and among: the Ministries, Techno-Investment Module Limited, a corporation domiciled in the Republic of Belarus with offices in Minsk, Republic of Belarus (“TIM”) and Kallo, Inc. (the “Agreement”).

We are also aware that in today’s more uncertain environment, parties to a contract may assert that they find it more difficult to perform their obligations either as a vendor, supplier, or necessary third party (or as a party to the Agreement) and then assert, as a defense to their non-performance of their contractual obligations, that unforeseen circumstances prevent them from fulfilling their obligations to the other party to the Agreement. This defense, known as the force majeure defense, is, in today’s environment, commonly asserted and we may encounter such an asserted defense from one or more direct or indirect contractual parties in connection with the Agreement.

In that event we may be facing a very high likelihood that the purposes of the Agreement, as envisioned, cannot be undertaken or implemented in any financially or reasonable feasible manner. We also face political risks in all of undertakings involving the Agreement that we cannot mitigate or reduce in any meaningful way. These and the ever-present risks of serious and material foreign exchange losses are also significant.

As a result, all of our efforts that we have taken in connection with the Agreement may not result in any financial benefits to the Company and we will incur further significant financial losses thereby with little or no prospect of recovering any sums that we have expended to achieve the goals as envisioned by the Agreement.

For these reasons and based on our current assessments, there is a clear risk that the purposes and goals set forth in the Agreement will not be achieved and we anticipate that, in that and other instances, we may incur significant additional financial losses as a result of these developments. (See “Risk Factors Related to the Agreement and Our Financial Condition” below.)

Risk Factors Related to the Agreement and Our Financial Condition

While we have long sought to enter into an agreement to provide the types of services set forth in the Agreement and we believe that such an agreement remains an essential part of our corporate strategy, we have no experience in providing the services set forth in the Agreement. As a result, it can be said that we are entering into a new business with all of the attendant risks and uncertainties associated with any new business venture. However and in this context and the current uncertain environment of the COVID-19 and the global pandemic, we are aware that we may not achieve any of our objectives as set forth in the Agreement.

As we have said previously, our stockholders are reminded that our business strategy involves significant risks and uncertainties over which we have little or no control. These risks and uncertainties are far higher today given the current uncertain environment of the COVID-19 and the global pandemic.

Overall, we have no way to control or limit these risks and uncertainties and we believe that the extent of the risks and uncertainties that we are facing as a party to any agreement or understanding involving foreign entities and those entities having operations in countries where current healthcare and disease prevention practices are dramatically below the healthcare and disease prevention practices found in the United States and Canada, are significantly higher and more uncertain than that which existed prior to March 2020 before the current global pandemic was recognized. As a result, we caution any reader of this Form 8-K that we cannot assure you that the Agreement, the purposes of the Agreement, and the financial benefits that we may, if we are successful and if circumstances allow, will ever be realized at any time.

However and in addition to the above, these risks include, but are not limited to, the risks set forth in our most recent Annual Report on Form 10-K under Item 1A together with the following:

  We need to raise a significant amount of additional capital to support our current financial needs and the capital that we are likely to need if we are to sustain our corporate existence and otherwise conduct our intended business as contemplated by the Agreement and otherwise.
  At present we have not received any commitment from any capable and qualified third party to provide a sufficient amount of additional funds that will allow us to meet our current and projected needs and there can be no assurance that we will receive a sufficient amount of funds at any time in the near future or, if we do receive such funds, that the funds will be provided on reasonable terms and in sufficient amounts and on a timely basis given our current financial condition. If we are not successful in obtaining such funds, in sufficient amounts, on reasonable terms, and on a timely basis, any person who acquires our Common Stock, our Preferred Stock, or both of them, will likely lose their entire investment.
  Holders of our Common Stock face an almost certain prospect of immediate and substantial dilution since even if a qualified and capable prospective investor were willing to assume the extraordinary risks involved in making an investment into our Company, existing investors would very likely suffer dilution in ownership, in destruction of the current book value per share, and the destruction of the extent of their voting rights that likely would be permanent and without recourse. Thus, any person who acquires our Common Stock should be prepared to lose all or substantially of their investment.
  In the unlikely event that, pursuant to the Agreement, any financial transactions that were to occur, we face significant and inherent exposure to foreign exchange rate losses in connection with any revenues that we derive under any such agreement. Currently, we do not have any ability to “hedge” against any foreign exchange risks and we have no present plans to undertake any such activity that would allow us to gain any ability to “hedge” against any such risks. As a result, any revenues or funds that we receive resulting from any agreements with foreign countries may, after giving effect to any exchange rates, be dramatically reduced with the result that we will incur significant and protracted losses and negative cash flow thereby.
  Currently we are seriously delinquent in meeting our disclosure obligations under Section 13 of the Securities Exchange Act of 1934, as amended (the “1934 Act”). That is, we have not filed our Annual Report on Form 10-K for the 2018 fiscal year and we have not filed our three (3) Quarterly Reports on Form 10-Q for the first three (3) quarterly periods in fiscal 2019 and we have not filed any such reports for the first three (3) quarters of fiscal 2020. More than that, there can be no assurance that we will obtain sufficient funds in the future that will allow us to eliminate our existing delinquencies and not incur additional delinquencies as well. Given these circumstances, we face a clear and certain high risk that the Securities and Exchange Commission could take adverse action against us to preclude further trading in our Common Stock. In that event, any person who acquires our Common Stock may be entirely unable to liquidate their investment. As a result, any person who acquires our Common Stock or our Preferred Stock should be prepared to lose their entire investment.

  There is no continuous and liquid trading market for our Common Stock and there is no likelihood that any such trading market will ever develop or, if it does develop, that it can be sustained.
  We have not achieved profitability, positive cash flow or both of them and there can be no assurance that we will ever achieve profitability, positive cash flow, or both of them in the future or if we do, that either or both of them can be sustained.
  We have no history of paying dividends on our Common Stock and given our lack of profitability and lack of positive cash flow, it is highly unlikely that we will ever be paying any dividends at any time in the near future.
  We face significant operational and other risks in implementing the Agreement (and any later Anticipated Agreement) given the nature of the parties to the Agreement and the obvious and expensive challenges involved in any undertakings that we may have in any foreign venture.
  We have not received any independent third-party evaluation of the business venture implicit in the Agreement and the underlying transactions set forth therein and we have no present plans to secure any such evaluation. We may discover that notwithstanding our efforts that we expended to secure the Agreement, the Agreement may not be financially feasible for any one or more reasons. We are aware that many commercial transactions that were undertaken prior to the onset of the current and unanticipated global pandemic are now not feasible because of the dramatic changes resulting from the pandemic or other changes.
  For these reasons and in view of the high risks and continuing unmitigated uncertainties involved, we cannot assure you that we will ever expect to gain any financial or other benefits as a result of the Agreement. As a result, we may incur further protracted losses and negative cash flow thereby.
  In the current unprecedented environment of COVID-19, we face even greater risks and uncertainties in undertaking any business venture particularly where the business that is to be conducted is located in a part of the world where healthcare and disease prevention is far below the standards found in Canada, the United States and Europe. As a result and to be clear, we strongly believe that our strategy of undertaking and establishing business ventures in other countries face significantly greater risks and uncertainties that may cause us to increase our financial losses and lead to further losses to stockholders who acquire our common stock, our preferred stock, and any other security that we may issue. All of our securities should be considered HIGH RISK investments. For these reasons, any person who seeks to acquire our securities should be prepared to lose all of their investment.
  All of our securities should be considered HIGH RISK investments. For these reasons and many others, holders of our Common Stock and holders of our Preferred Stock should understand that our Common Stock and our Preferred Stock should only be acquired by persons who can afford the total loss of their investment.

 Item 9. Exhibits.

Exhibit Number	Description
99.43 A	National Healthcare Projects
99.43 B	Loan Agreement / Contract

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KALLO, Inc.

Date: November 24, 2020	By:	/s/John Cecil
John Cecil, Chief Executive Officer